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                                                                   EXHIBIT 23.1



                                                  PricewaterhouseCoopers LLP
                                                  800 Market Street
                                                  St. Louis, MO  63101
                                                  Telephone (314) 206-8500



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71311) of Anheuser-Busch Companies, Inc. of our report dated May 26, 2000 relating to the financial statements of the Anheuser-Busch Global Employee Stock Purchase Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

St. Louis, Missouri
June 23, 2000